ORIGINAL ELECTRONICALLY TRANSMITTED TO THE SECURITIES AND
                            EXCHANGE COMMISSION ON MAY 24, 1994
                                             Registration No. 33-

                            SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549


                                         FORM S-8
                                  REGISTRATION STATEMENT
                                           UNDER
                                THE SECURITIES ACT OF 1933


                        INTERNATIONAL BUSINESS MACHINES CORPORATION
                  (Exact name of Registrant as specified in its charter)


                          New York                     13-0871985
                       (State or other              (I.R.S. Employer
                       jurisdiction of             Identification No.)
                      incorporation or
                        organization)

                                  Armonk, New York 10504
               (Address of principal executive offices, including zip code)

                            IBM 1994 LONG-TERM PERFORMANCE PLAN
                                 (Full title of the plan)


                                      JOHN E. HICKEY
                                         Secretary
                        International Business Machines Corporation
                                  Armonk, New York 10504
                                      (914) 765-1900
               (Name, address and telephone number, including area code, of agent for service)


                                        Copies to:

                                      Robert Rosenman
                                  Cravath, Swaine & Moore
                                     825 Eighth Avenue
                                 New York, New York 10019
                                      (212) 474-1000

                              CALCULATION OF REGISTRATION FEE




                                    Proposed
                                     maximum    Proposed
           Title of                 offering    maximum
          securities                 price     aggregate     Amount of
            to be     Amount to be    per       offering    registration
          registered   registered   share<F2>   price<F2>        fee


             Capital     29,105,600<F1> $60.06  $1,748,082,336   $602,791
             Stock, par
             value
             $1.25 per
             share


              [FN]
              <F1>  There are also registered an indeterminate number of additional shares of Capital Stock which may be necessary to adjust the number of shares for issuance pursuant to the IBM 1994 Long-Term Performance Plan as the result of any future stock split, stock dividend or similar adjustment to the outstanding Capital Stock.

              <F2>  Estimated solely for the purpose of calculating the
                    registration fee. Pursuant to Rule 457(h) and Rule 457(c), the proposed maximum offering price per share and the registration fee are based on the reported average of the high and low prices for IBM Capital Stock on the New York Stock Exchange on May 17, 1994.

                                          PART II

                      INFORMATION REQUIRED IN REGISTRATION STATEMENT

               Item 3.  Incorporation of Documents by Reference.

                         The following documents which have heretofore been
               filed by International Business Machines Corporation (the "Registrant") (File No. 1-2360) with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") are incorporated by reference herein and shall be deemed to be a part hereof:

                         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993.

                         (b) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year ended December 31, 1993.

                         (c) The description of the Registrant's Capital Stock contained in a registration statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

                         All documents filed by the Registrant pursuant to
               Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities covered hereby then remaining unsold shall also be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from their respective dates of filing (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

                         Any statement contained in an Incorporated
               Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

               Item 5.  Interests of Named Experts and Counsel.

                         The legality of the Capital Stock offered pursuant
               to this Registration Statement has been passed upon for the Registrant by Robert S. Stone, Associate General Counsel of the Registrant. Mr. Stone owns, and has options to purchase, Capital Stock of the Registrant.

               Item 6.  Indemnification of Directors and Officers.

                         Article 7 of the New York Business Corporation Law
               and the Registrant's Restated Certificate of Incorporation and By-Laws contain detailed provisions for indemnification of directors and officers of New York corporations against expenses, judgments, fines and settlements in connection with litigation.

                         The Registrant's Directors' and Officers'
               Liability Insurance Policy provides for indemnification of the directors and officers of the Registrant against certain liabilities.

               Item 8.  Exhibits.


               Exhibit
                Number                  Description

                  5.1    Opinion of Robert S. Stone, Esq.<F3>

                 23.1    Consent of Independent Accountants.<F3>
                 23.2    Consent of Counsel (included in Exhibit
                         5.1).

                 24.1    Powers of Attorney.<F3>
               ____________

               [FN]

               <F3> Filed electronically herewith.

               Item 9.  Undertakings.

               A.  The undersigned Registrant hereby undertakes:

                         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                         (i) To include any prospectus required by
                    Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

                        (ii) To reflect in the prospectus any facts or
                    events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                       (iii) To include any material information with
                    respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

               provided, however, that paragraphs (1)(i) and (1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to

               Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefits plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                        SIGNATURES

                         Pursuant to the requirements of the Securities Act
               of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of North Castle, State of New York, on May 24, 1994.


                                             INTERNATIONAL BUSINESS
                                             MACHINES CORPORATION,

                                               By:
                                                  /s/ John E. Hickey
                                                  John E. Hickey
                                                  Secretary



                         Pursuant to the requirements of the Securities Act
               of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 24th day of May, 1994.


                      Signatures                       Title

                             *               Chairman of the Board,
                  Louis V. Gerstner, Jr.     Chief Executive Officer
                                             and Director
                                             (Principal Executive Officer)

                  /s/ Jerome B. York         Senior Vice President and
                      Jerome B. York         Chief Financial Officer
                                             (Principal Financial Officer)

                /s/ Richard F. Wallman       Controller (Principal
                    Richard F. Wallman       Accounting Officer)


                             *                         Director
                        Harold Brown

                             *                         Director
                       James E. Burke

                             *                         Director
                        Fritz Gerber

                             *                         Director
                      Nannerl O. Keohane

                             *                         Director
                       Charles F. Knight

                             *                         Director
                       Thomas S. Murphy

                             *               Vice Chairman of the Board
                         Paul J. Rizzo       and Director

                             *                         Director
                       John B. Slaughter

                             *                         Director
                       L. C. van Wachem

                             *                         Director
                     Edgar S. Woolard, Jr.


               *By: /s/ John E. Hickey
                        John E. Hickey
                        Attorney-in-Fact

                                     INDEX TO EXHIBITS



                 Exhibit                                     Sequentially
                 Number              Description             Numbered Page

                   5.1   Opinion of Robert S. Stone,
                         Esq.<F4>

                  23.1   Consent of Independent
                         Accountants.<F4>
                  23.2   Consent of Counsel (included in
                         Exhibit 5.1).

                  24.1   Powers of Attorney.<F4>
               ____________

               [FN]
               <F4> Filed electronically herewith.

                                                            EXHIBIT 5.1


                        INTERNATIONAL BUSINESS MACHINES CORPORATION



                                                               May 24, 1994



               International Business Machines Corporation
               One Old Orchard Road
               Armonk, New York 10504

               Dear Sirs:

                         I am Associate General Counsel of International
               Business Machines Corporation, a New York corporation (the "Company"), and am familiar with the Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933 (the "Act"), which you are filing with the Securities and Exchange Commission, and the 29,105,600 shares of Capital Stock, par value $1.25 per share, of the Company (the "Shares") being registered thereunder, which are to be issued pursuant to the IBM 1994 Long-Term Performance Plan (the "Plan").

                         I have reviewed originals or copies certified or
               otherwise identified to my satisfaction of the Registration Statement and such other documents, corporate records and other instruments as I have deemed necessary or appropriate to enable me to render the opinions set forth below.

                         Based upon the foregoing, I am of opinion that
               upon the due execution by the Corporation and the registration by its registrars of the Shares and the issuance and delivery thereof by the Corporation in accordance with the terms of the Plan, the Shares will be validly issued, fully paid and nonassessable.

                         I hereby consent to the filing of this opinion as
               Exhibit 5.1 to the Registration Statement. In giving such consent, I do not admit that I am in the category of persons whose consent is required under Section 7 of the Act.

                                             Very truly yours,

                                             /s/  Robert S. Stone

                                             Robert S. Stone
                                             Associate General Counsel


               8N

                                                               EXHIBIT 23.1


                            CONSENT OF INDEPENDENT ACCOUNTANTS


                         We hereby consent to the incorporation by
               reference in this Registration Statement on Form S-8 of our report dated February 16, 1994, which appears on page 19 of the 1993 Annual Report to Stockholders of International Business Machines Corporation, which is incorporated by reference in International Business Machines Corporation's Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears on page 7 of such Annual Report on Form 10-K.

               /s/ PRICE WATERHOUSE

               153 East 53rd Street
               New York, NY 10022
               May 24, 1994

                                                           EXHIBIT 24.1(a)


                                     POWER OF ATTORNEY
                                      OF IBM DIRECTOR


                         KNOW ALL PERSONS BY THESE PRESENTS, that I, the
               undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 29,105,600 shares of IBM capital stock issuable under the IBM 1994 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Frederick W. Zuckerman, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                         IN WITNESS WHEREOF, I, the undersigned, have
               executed this Power of Attorney as of this 25th day of April, 1994.


                                             /s/  Louis V. Gerstner, Jr.
                                                  _________________________

                                                            EXHIBIT 24.1(b)




                                     POWER OF ATTORNEY
                                      OF IBM DIRECTOR


                         KNOW ALL PERSONS BY THESE PRESENTS, that I, the
               undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 29,105,600 shares of IBM capital stock issuable under the IBM 1994 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Frederick W. Zuckerman, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                         IN WITNESS WHEREOF, I, the undersigned, have
               executed this Power of Attorney as of this 25th day of April, 1994.


                                             /s/  Harold Brown
                                                  _________________________

                                                            EXHIBIT 24.1(c)




                                     POWER OF ATTORNEY
                                      OF IBM DIRECTOR


                         KNOW ALL PERSONS BY THESE PRESENTS, that I, the
               undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 29,105,600 shares of IBM capital stock issuable under the IBM 1994 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Frederick W. Zuckerman, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                         IN WITNESS WHEREOF, I, the undersigned, have
               executed this Power of Attorney as of this 25th day of April, 1994.


                                             /s/  James E. Burke
                                                  _________________________

                                                            EXHIBIT 24.1(d)



                                     POWER OF ATTORNEY
                                      OF IBM DIRECTOR


                         KNOW ALL PERSONS BY THESE PRESENTS, that I, the
               undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 29,105,600 shares of IBM capital stock issuable under the IBM 1994 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Frederick W. Zuckerman, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                         IN WITNESS WHEREOF, I, the undersigned, have
               executed this Power of Attorney as of this 25th day of April, 1994.


                                             /s/  Fritz Gerber
                                                  _________________________

                                                            EXHIBIT 24.1(e)



                                     POWER OF ATTORNEY
                                      OF IBM DIRECTOR


                         KNOW ALL PERSONS BY THESE PRESENTS, that I, the
               undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 29,105,600 shares of IBM capital stock issuable under the IBM 1994 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Frederick W. Zuckerman, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                         IN WITNESS WHEREOF, I, the undersigned, have
               executed this Power of Attorney as of this 25th day of April, 1994.


                                             /s/  Nannerl O. Keohane
                                                  _________________________

                                                        EXHIBIT 24.1(f)


                                     POWER OF ATTORNEY
                                      OF IBM DIRECTOR


                         KNOW ALL PERSONS BY THESE PRESENTS, that I, the
               undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 29,105,600 shares of IBM capital stock issuable under the IBM 1994 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Frederick W. Zuckerman, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                         IN WITNESS WHEREOF, I, the undersigned, have
               executed this Power of Attorney as of this 25th day of April, 1994.


                                             /s/  Charles F. Knight
                                                  _________________________

                                                            EXHIBIT 24.1(g)




                                     POWER OF ATTORNEY
                                      OF IBM DIRECTOR


                         KNOW ALL PERSONS BY THESE PRESENTS, that I, the
               undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 29,105,600 shares of IBM capital stock issuable under the IBM 1994 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Frederick W. Zuckerman, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                         IN WITNESS WHEREOF, I, the undersigned, have
               executed this Power of Attorney as of this 25th day of April, 1994.


                                             /s/  Thomas S. Murphy
                                                  _________________________

                                                            EXHIBIT 24.1(h)




                                     POWER OF ATTORNEY
                                      OF IBM DIRECTOR


                         KNOW ALL PERSONS BY THESE PRESENTS, that I, the
               undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 29,105,600 shares of IBM capital stock issuable under the IBM 1994 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Frederick W. Zuckerman, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                         IN WITNESS WHEREOF, I, the undersigned, have
               executed this Power of Attorney as of this 25th day of April, 1994.


                                             /s/  Paul J. Rizzo
                                                  _________________________

                                                            EXHIBIT 24.1(i)


                                     POWER OF ATTORNEY
                                      OF IBM DIRECTOR


                         KNOW ALL PERSONS BY THESE PRESENTS, that I, the
               undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 29,105,600 shares of IBM capital stock issuable under the IBM 1994 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Frederick W. Zuckerman, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                         IN WITNESS WHEREOF, I, the undersigned, have
               executed this Power of Attorney as of this 25th day of April, 1994.


                                             /s/  John B. Slaughter
                                                  _________________________

                                                            EXHIBIT 24.1(j)


                                     POWER OF ATTORNEY
                                      OF IBM DIRECTOR


                         KNOW ALL PERSONS BY THESE PRESENTS, that I, the
               undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 29,105,600 shares of IBM capital stock issuable under the IBM 1994 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Frederick W. Zuckerman, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                         IN WITNESS WHEREOF, I, the undersigned, have
               executed this Power of Attorney as of this 25th day of April, 1994.


                                             /s/  L. C. Van Wachem
                                                  _________________________

                                                            EXHIBIT 24.1(k)


                                     POWER OF ATTORNEY
                                      OF IBM DIRECTOR


                         KNOW ALL PERSONS BY THESE PRESENTS, that I, the
               undersigned director of International Business Machines Corporation, a New York corporation ("the Corporation"), which may file from time to time with the Securities and Exchange Commission ("the SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, Registration Statements on Form S-8, or other appropriate Form, for up to 29,105,600 shares of IBM capital stock issuable under the IBM 1994 Long-Term Performance Plan, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Frederick W. Zuckerman, Lawrence A. Zimmerman and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                         IN WITNESS WHEREOF, I, the undersigned, have
               executed this Power of Attorney as of this 25th day of April, 1994.


                                             /s/  Edgar S. Woolard, Jr.
                                                  _________________________